U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): June 24, 2003

                            RAPTOR INVESTMENTS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

                    0-23026                        22-3261564
           ------------------------      ---------------------------------
           (Commission File Number)      (IRS Employer Identification No.)


          2855 N. UNIVERSITY DRIVE, SUITE 320, CORAL SPRINGS, FL 33065
          ------------------------------------------------------------
                    (Address of principal executive offices)


               Registrant's telephone number, including area code
               --------------------------------------------------
                                 (954) 346-5799

          (Former name or former address, if changed since last report)
          -------------------------------------------------------------
                                       N/A


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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

        At a meeting held on June 24, 2003, the Board of Directors of Raptor Investments, Inc. (the "Company") approved the engagement of Webb & Company, P.A. as independent auditors of the Company for the fiscal quarter ended March 31, 2003, to replace the firm of Weinberg & Company P.A.., who upon mutual agreement with the Company were replaced as the Company's auditors effective June 24, 2003.

Webb & Company, P.A.
Derek M. Webb, CPA
1525 Arezzo Circle
Boynton Beach, Florida 33436
(561) 752-1721

        The report of Weinberg & Company P.A. on the Company's financials statements at December 31, 2002 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

        In connection with the audit of the Company's financial statements as of December 31, 2001 and December 31, 2002 and in the subsequent interim Periods:

        There were no disagreements with the former auditors on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of the former auditors would cause them to make reference to the subject matter in their report.

        Reference is made to the financial summaries and audit reports contained within the Company's 10K dated December 31, 2002 and the same are incorporated herein by reference.

        Prior to the engagement of Webb & Company, P.A., the Company did not consult with Webb & Company, P.A. regarding the application of accounting principles to a specific transaction Or the type of audit opinion that might be rendered on the Company's financial statements, and no written or oral advice was provided by Webb & Company, P.A. that was a factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issues of the Company.



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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           Date:   June 25, 2003


                                             RAPTOR INVESTMENTS, INC.

                                             /S/ PAUL F. LOVITO, JR.
                                             -----------------------------
                                                 Paul F. Lovito, Jr.,
                                                 Chairman, President & CEO





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